Changing the way you succeed.
April 29, 2010
First Quarter 2010 Conference Call

Changing the way you succeed.
Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995, including, without limitation, any projections of financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of properties or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. These statements involve certain assumptions we made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are reasonable and appropriate under the circumstances. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.
The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; local, national and worldwide economic conditions;
uncertainties inherent in the exploration for and development of oil and gas and in estimating reserves; complexities of global political and economic developments; geologic risks, volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the Company’s
Annual Report on Form 10-K for the year ended December 31, 2009. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release.
We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
References to quantities of oil or gas include amounts we believe will ultimately be produced, and may include
“proved reserves” and quantities of oil or gas that are not yet classified as “proved reserves” under SEC definitions.
Statements of oil and gas reserves are estimates based on assumptions and may be imprecise. Investors are urged to consider closely the disclosure regarding reserves in our 2009 Form 10-K.

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Presentation Outline

• Executive Summary
 Summary of Q1 2010 Results (pg. 4)
 2010 Outlook (pg. 7)
• Operational Highlights by Segment
 Contracting Services (pg. 10)
 Oil & Gas (pg. 18)
• Key Balance Sheet Metrics (pg. 21)
• Non-GAAP Reconciliations (pg. 23)
• Questions & Answers
Caesar stinger lift system cables

Quarter Ended		
	3/31/2010	3/31/2009 (A)	12/31/2009
Revenues	**$ 202**	**$ 571**	**$ 180**
Gross Profit (Loss):	37	161	21
Operating	18%	28%	12%
Oil & Gas Impairments/ARO Increases	(11)	-	(56)
Exploration Expense	-	-	(21)
Total	$ 26	$ 161	$ (56)
Net Income (Loss)	**$ (18)**	**$ 53**	**$ (56)**
Diluted Earnings (Loss) Per Share	**$ (0.17)**	**$ 0.50**	**$ (0.53)**
Adjusted EBITDAX (D)(E)			
Contracting Services	$ 25	$ 51	$ 29
Oil & Gas	48	194	40
Elimination	(12)	-	(10)
Adjusted EBITDAX	**$ 61**	**$ 245**	**$ 59**

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Executive Summary

($ in millions, except per share data)
(A) Results of Cal Dive, our former Shelf Contracting business, were consolidated through June 10, 2009, at which time our ownership interest dropped below 50%; thereafter, our remaining interest was accounted for under the equity method of accounting until September 23, 2009, when we reduced our holdings with the sale of a substantial portion of our remaining interest in
 Cal Dive. First quarter 2009 revenues from our Shelf Contracting business totaled $207 million.
(B) Reflects reversal of $73.5 million previously disputed accrued royalties in first quarter 2009.
(C) After $53.4 million of non-cash charges related to convertible preferred stock in first quarter 2009.
(D) See non-GAAP reconciliations on slides 23-24.
(E) EBITDAX excludes Cal Dive contribution in all periods presented.
(B)
(C)

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Executive Summary

First quarter results reflect the following matters on a pre-tax basis:
 • $5.2 million of “non-cash” impairment charges to reduce carrying values of certain oil and gas properties due to lower natural gas prices in the period, net of gains on property transactions
 • $17.5 million related to the settlement of litigation regarding the termination of a
 2007 pipelay contract
The after-tax effect of the above two items on EPS totaled $0.14 per diluted share.

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Executive Summary

• Contracting Services
 o Continued soft activity levels in general
 o Vessel capacity diverted to internal oil and gas field development projects - as a result, significant intercompany revenue eliminations in Q1 2010
 o Completion of Helix Producer I- currently on location in the Phoenix field awaiting final commissioning
 o Completion of Caesar pipelay vessel including final commissioning
• Oil and Gas
 o First quarter average production rate of approximately 125 Mmcfe/d
 o April average production rate of approximately 136 Mmcfe/d
 ▪ Phoenix production start-up estimated by 06/01/2010
 o Mechanical issues on a production facility curtailed Q1 2010 oil production by approximately 1+ Bcfe
 o Incurred workover expenses at Noonan and Main Pass 233
• Oil and gas production totaled 11.3 Bcfe for Q1 2010 versus 9.7 Bcfe in Q4 2009
 o Avg realized price for oil of $71.82 / bbl ($71.48 / bbl in Q4 2009), inclusive of hedges
 o Avg realized price for gas of $5.75 / Mcf ($7.97 / Mcf in Q4 2009), inclusive of hedges
• Balance sheet remains strong (see slide 21)
 o Net debt balance of $1.15 billion at March 31, 2010
 o Liquidity* of $598 million at March 31, 2010
*Liquidity as we define it is equal to cash and cash equivalents ($212 million), plus available capacity under our revolving credit facility ($386 million).

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2010 Outlook

• Contracting Services demand in 2H 2010 expected to rebound
 o Well intervention activity has already increased and expected to continue in 2010
 o Subsea Construction activity expected to pick up around mid-year
 o Relatively large intercompany utilization to subside in Q2
• Capital expenditures of approximately $220 million planned for 2010
 o $87 million relates to completion of major vessel projects
 o Oil and Gas capital expenditures of approximately $100 million, excluding P&A of approximately $61 million

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2010 Outlook

Broad Metrics	2010 Higher End	2010 Lower End	2009
Production Range	55 Bcfe	45 Bcfe	44 Bcfe
EBITDA	$500 million	$400 million	$490 million
CAPEX	$220 million	$220 million	$328 million
Commodity Price Deck		2010 Higher End	2010 Lower End	2009
Hedged	Oil	$80.05 / bbl	$77.65 / bbl	$67.11 / bbl
	Gas	$5.69 / mcf	$5.89 / mcf	$7.75 / mcf

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Caesar arriving in Ingleside, Texas, January 31, 2010
Operations Highlights

HELIX ENERGY SOLUTIONS GROUP

	Quarter Ended					
	March 31				December 31	
	2010		2009 (A)		2009	
Revenues (B)						
Contracting Services	$	154	$	231	$	151
Shelf Contracting		-		207		-
Total Revenue	$	154	$	438	$	151
Gross Profit (B)						
Contracting Services	$	38	$	47	$	31
Profit Margin		24%		20%		20%
Shelf Contracting		-		39		-
Profit Margin		-		19%		-
Total Gross Profit	$	38	$	86	$	31
Gross Profit margin		24%		20%		20%
Equity in Earnings (C)	$	5	$	8	$	5

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($ in millions, except percentages)
(A) Results of Cal Dive, our former Shelf Contracting business, were consolidated through June 10, 2009, at which time our ownership interest dropped below 50%; thereafter, our remaining interest was accounted for under the equity method of accounting until September 23, 2009, when we reduced our holdings with the sale of a substantial portion of our remaining interest in Cal Dive.
(B) See non-GAAP reconciliation on slides 23-24. Amounts are prior to intercompany eliminations.
(C) Amounts represent equity in earnings of Marco Polo and Independence Hub investments.
Contracting Services

Quarter Ended		
	March 31		December 31
	2010	2009	2009
Revenues (A)			
Subsea Construction	$ 105	$ 179	$ 98
Well Operations	49	52	53
Revenue Before Eliminations	$ 154	$ 231	$ 151
Gross Profit (A)			
Subsea Construction	$ 29	$ 35	$ 20
Well Operations	9	12	11
Gross Profit Before Eliminations	$ 38	$ 47	$ 31
Gross Profit Margin	24%	20%	20%

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Revenue and Gross Profit by Division ($ in millions)

(A) Amounts are before intercompany eliminations. See non-GAAP reconciliation on slides 23-24.
Contracting Services

Subsea Construction Vessels
ROV / Trencher Support Vessels
Well Intervention Vessels
ROV's and Trenchers
99%
76%
60%
59%
0%
20%
40%
60%
80%
100%
4Q09
1Q09
1Q10

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Contracting Services Q1 2010 Utilization
Utilization includes internal work
Caesar being commissioned, and not included in utilization statistics
Excludes Normand Clough which is chartered by CloughHelix Pty Ltd
*charter not extended
Intrepid
Express
Caesar
Olympic Canyon
Olympic Triton
Island Pioneer
Seawell
Well Enhancer
Q4000
40 ROVs
2 ROV Drill Units
5 Trenchers
Seacor Canyon
Northern Canyon*
Normand Fortress

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Contracting Services
Subsea Construction
• Significant utilization for internal projects
 o Intrepid worked on Phoenix subsea infrastructure and
 Express completed Danny (Helix) pipe-in-pipe (8x12-
 inch) in the GOM
• Express installed jumpers for Petrobras on Chinook &
 Cascade project in > 7,000 ft. of water
• Caesar
 o Completed sea trials in April and moved to the ATP
 Mirage field to serve as a floatel
 o 46-mile Anaconda line to be installed in July / August
 2010
 o Significant bidding activity for 2010-2014
• Contracted work with Chevron, Walter Oil & Gas, Anadarko,
 Mariner, Newfield and others for the remainder of 2010
• Outlook for 2010 continues to improve

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 T750 trencher being launched
 from the deck of the Island Pioneer
Contracting Services
ROV - Robotics
• Decent start of the year for our Canyon
 Offshore - Robotics service line
• Island Pioneer active in GOM on deepwater
 flowline trenching projects for Shell and Helix,
 and installation of jumpers for third parties
• Olympic Triton worked for Technip on the
 Jubilee project offshore Ghana
• Olympic Canyon continues to operate for
 Reliance offshore India on long term IRM
 contract
• Chartered the Normand Fortress and used
 her together with Seacor Canyon on project
 offshore Indonesia
• Chartered the Deep Cygnus to support the
 i-Trencher in the second quarter on wind
 energy cable burial project in North Sea
• Signed contracts for trenching operations
 offshore Nova Scotia, UK, Norway, Egypt
 and Romania

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Contracting Services
Well Operations
North America
• Q4000 worked for Shell exclusively in the quarter with
 the exception of an intervention in the Noonan #3
 (internal) well
• Healthy backlog for 2010 and bidding activity for 2011
North Sea
• Seasonal low utilization; Seawell in regulatory dry-
 dock for 30 days in January / February
• Seawell worked in March for Taqa and currently
 working for Shell under 185 day frame agreement
• Well Enhancer worked in February for Shell and in
 March for Total with good operating performance
• Was awarded FEED study by Statoil for new well
 intervention semi-submersible offshore Norway
• Healthy backlog for 2010
Asia Pacific
• No work for SIL in this quarter
• Entered into JV with Clough Ltd. to provide subsea
 services in the Asia Pacific region, using the Normand
 Clough vessel
Wellhead, tree and SIL lower intervention package
recovered by the MPT on the Well Enhancer

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Production Facilities

	HPI	Marco Polo (MBOE)	Independence Hub (BCFE)
Q1 2010	Seatrials	2,496	63.1
Q4 2009	N.A.	2,446	57.9
Q1 2009	N.A.	191	81.4

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Marine Capital Projects
Helix Producer I
• On location at Green Canyon
 Block 237
• Recovering buoy with risers and
 control umbilical into the turret
 and quick connect / disconnect
 function planned for testing and
 acceptance by USGC starting
 May 4th
• Flowlines and export pipelines
 have been hydrostatically tested
 and gas pipeline has been
 dewatered and packed with
 nitrogen
• First production scheduled for
 Q2 2010

Financial Highlights

	Quarter Ended		
	March 31		December 31
	2010	2009	2009
Revenue (millions) (A)	$ 91	$ 160	$ 71
Gross Profit - Operating	14	86	2
Hurricane Expenses, Net	(2)	(10)	(1)
Oil & Gas Impairments (B)	(11)	-	(56)
Exploration Expense (C)	-	-	(21)
Total	$ 1	$ 76	$ (76)
Gain on Oil & Gas Derivative Contracts	$ -	$ 75	$ 6
Production (Bcfe):			
Shelf	5.3	9.2	5.9
Deepwater	6.0	2.7	3.8
Total	11.3	11.9	9.7
Average Commodity Prices (D):			
Oil / Bbl	$ 71.82	$ 57.82	$ 71.48
Gas / Mcf	$ 5.75	$ 6.26	$ 7.97

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(A) Reflects reversal of $73.5
 million previously disputed
 accrued royalties in first
 quarter 2009.
(B) First quarter 2010
 impairments related to
 deterioration in certain field
 economics due to lower
 natural gas prices in the
 period. Fourth quarter 2009
 impairments related to
 reduction in carrying values
 of certain oil and gas
 properties due to reserve
 revisions.
(C) Includes $20.1 million of
 impairment charges
 associated with certain
 expiring exploration leases.
(D) Including effect of settled
 hedges and MTM derivative
 contracts.
Oil & Gas

Quarter Ended					
	March 31				December 31	
	2010		2009		2009	
	Total	per Mcfe	Total	per Mcfe	Total	per Mcfe
DD&A (A)	**$ 44**	**$ 3.93**	**$ 48**	**$ 4.04**	**$ 41**	**$ 4.24**
Operating and Other (B):						
Operating Expenses (C)	$ 15	1.29	$ 19	1.56	$ 17	1.73
Workover	12	1.03	1	0.07	2	0.22
Transportation	1	0.11	1	0.10	2	0.18
Repairs & Maintenance	2	0.16	3	0.23	4	0.43
Other	2	0.17	1	0.12	3	0.33
Total Operating & Other	**$ 32**	**2.76**	**$ 25**	**2.08**	**$ 28**	**2.89**
Total	**$ 76**	**$ 6.69**	**$ 73**	**$ 6.12**	**$ 69**	**$ 7.13**

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Oil & Gas

(A) Included accretion expense.
(B) Excluded hurricane-related repairs of $2.1, $9.6 and $0.6 million, net of insurance recoveries, for the quarters ended March 31, 2010, March 31, 2009 and
 December 31, 2009, respectively.
(C) Included $2.5 million related to a weather derivative contract for the quarter ended December 31, 2009. Excluded exploration expenses of $0.2, $0.5 and $21.5 million, and abandonment of $0.8, $0.7 and $0.0 million for the quarters ended March 31, 2010, March 31, 2009 and December 31, 2009, respectively.
Operating Costs ($ in millions, except per Mcfe data)

Oil (Bbls)	Forward Sales	Collars	Swaps	Total Volume Hedged	Forward Pricing	Swap Pricing	Average Collar Price Floor	Average Collar Price Ceiling
2010	-	900,000	2,095,000	2,995,000	$ -	$ 78.53	$ 62.50	$ 80.73
Natural Gas (mcf)								
2010	-	9,075,000	9,550,000	18,625,000	$ -	$ 5.82	$ 6.00	$ 6.70
Totals (mcfe)								
2010	-	14,475,000	22,120,000	36,595,000				
Grand Totals	**-**	**14,475,000**	**22,120,000**	**36,595,000**

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Summary of Apr - Dec 2010 Hedging Positions

$2,500
$2,000
$1,500
$1,000
$500
$0
$1,758
$2,027
$1,361
$1,359
$1,668
$1,803
$1,090
$1,147
Gross Debt
Net Debt
12/31/2007
12/31/2008
12/31/2009
3/31/2010

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Key Balance Sheet Metrics

Debt (A)
 Liquidity (B) of $598 million at 3/31/10

 (A) Includes impact of unamortized debt discount under our Convertible Senior Notes.
 (B) Liquidity as we define it is equal to cash and cash equivalents ($212 million), plus available capacity under our revolving credit facility ($386 million).

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Non-GAAP
Reconciliations

Quarter Ended		
	March 31		December 31
	2010	2009	2009
Net income applicable to common shareholders	$ (18)	$ 53	$ (56)
Non-cash impairments	11	-	53
Gain on asset sales	(6)	(1)	-
Preferred stock dividends	-	54	-
Income tax provision	(8)	65	(30)
Net interest expense and other	21	21	11
Depreciation and amortization	61	74	59
Exploration expense	-	-	22
Adjusted EBITDAX (including Cal Dive)	$ 61	$ 266	$ 59
Less: Previously reported contribution from Cal Dive	-	(21)	-
Adjusted EBITDAX	$ 61	$ 245	$ 59

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Non GAAP Reconciliations

Adjusted EBITDAX ($ in millions)
We calculate adjusted EBITDAX as earnings before net interest expense, taxes, depreciation and amortization, and exploration expense. Further, we do not include earnings from our former interest in Cal Dive in any periods presented in our adjusted
EBITDAX calculation. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance because they are widely used by investors in our industry to measure a company's operating performance without regard to items which can vary substantially from company to company and help investors meaningfully compare our results from period to period. Adjusted EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded.

HELIX ENERGY SOLUTIONS GROUP

	Quarter Ended		
	March 31		December 31
	2010	2009	2009
Revenues			
Contracting Services	$ 154	$ 231	$ 151
Shelf Contracting	-	207	-
Intercompany elim. - Contracting Services	(44)	(24)	(43)
Intercompany elim. - Shelf Contracting	-	(3)	-
Revenue as Reported	$ 110	$ 411	$ 108
Gross Profit			
Contracting Services	$ 38	$ 47	$ 31
Shelf Contracting	-	39	-
Intercompany elim. - Contracting Services	(11)	-	(10)
Intercompany elim. - Shelf Contracting	-	-	-
Gross Profit as Reported	$ 27	$ 86	$ 21
Gross Profit Margin	24%	21%	20%

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Revenue and Gross Profit As Reported ($ in millions)

Non GAAP Reconciliations

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